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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



     Date of Report (Date of earliest event reported):  February 16, 1998


                             AVIVA PETROLEUM INC.
            (Exact name of registrant as specified in its charter)


         Texas                          0-22258                 75-1432205
(State or other jurisdiction of  (Commission File Number)    (I.R.S. Employer
 incorporation or organization)                           Identification Number)


           8235 Douglas Avenue,                                  75225
        Suite 400, Dallas, Texas                               (Zip Code)
(Address of principal executive offices)


                                (214) 691-3464
             (Registrant's telephone number, including area code)


                                Not Applicable
         (Former name or former address, if changed since last report)
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Item 5. Other Events


     The press release dated February 16, 1998, that is filed herewith as
Exhibit 20.1 is incorporated herein by reference.


Item 7. Exhibits


c)   Exhibits

     20.1 Press release dated February 16, 1998, reporting on the Company's capital restructuring.





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                                  SIGNATURES
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Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    AVIVA PETROLEUM INC.



Date:  February 16, 1998            /s/ James L. Busby
                                    -------------------------------------------
                                    James L. Busby
                                    Treasurer and Secretary
                                    (principal financial and accounting officer)







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EXHIBITS

Number                      Description of Exhibit
------                      ----------------------


**20.1 Press release dated February 16, 1998, reporting on the Company's capital restructuring.






------------
**Filed Herewith


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